Supplemental 2Q21 Earnings Presentation AUGUST 10, 2021 Exhibit 99.2

Safe Harbor This presentation has been prepared by Zeta Global Holdings Corp. and its subsidiaries (together, the “Company”, “Zeta”, or “we”) and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. 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All future written and oral forward-looking statements made in connection with this presentation attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by this paragraph. This presentation contains non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin. These measures are not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP and should not be considered in isolation or as a substitute for such GAAP results. Refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. 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Zeta’s Marketing Platform Empowers Enterprises to Deliver Better Experiences for Consumers and Higher ROI for Marketers. Patented Software & AI Proprietary Data Cloud WHAT WE DO: Omnichannel Marketing

Blue chip customer base across multiple industries With leading technology recognized by the experts VISIONARY in Magic Quadrant3 Digital Marketing Hubs LEADER Email Service1 Platforms RECOGNIZED Enterprise Marketing2 Software Providers Cross-Channel2 Management 1. Awarded in 2020 2. Awarded in 2019 3. Awarded in 2017 4 of the 6 largest auto insurance companies in the US 3 of the 5 largest paid TV companies in the US 8 out of the 10 largest automotive manufacturers in the world 7 of the 10 largest credit card issuers in the US 4 of the 10 largest hospitality companies in the world 3 of the 6 largest QSR companies in the US 2 of the 4 largest meal delivery gig economy companies in the US 4 of the 5 largest banks in the US The 3 largest drug store chains in the US Who Chooses Us Zeta is a Leader in Marketing Technology That Powers the Transition to Data-Driven Marketing for the World’s Leading Brands

How We Do It Zeta’s Marketing Platform (ZMP) Enables Enterprises to Identify, Reach and Engage Consumers Individually Across All Channels 360˚ VIEW OF CONSUMER Large Identity-based Data Omnichannel Engagement

Why We Are Different Zeta’s Proprietary Database is Combined With A Customer’s 1st Party Data to Sharpen Targeting & Personalize Experiences at Scale 225M+ Comment/Sentiment/ Survey Signals (Monthly) Profile Signals Per User 5.4B+ Transaction Signals (Annually) Interest and Intent Audiences Content Consumption Signals per Month Visits to Real-World Locations per Month Unique Global Digital Identifiers (1.5B Emails) People in US (Monthly) 515M+ Globally 3.4B 2,500 1T+ 850+ 150M+ 10B+ Note: Data as of 06/30/21 515M+ People Globally (Monthly)

More Data Better Outcomes Better Insights Better Experiences Resolve to Identity AI MARKETING PLATFORM Why We Win Zeta’s Marketing Platform, Powered By Proprietary AI + Data, Creates Omnichannel Experiences And A Flywheel For Our Customers

THE ZETA MARKETING PLATFORM ALSO SERVES MIDSIZE U.S. COMPANIES INTERNATIONAL EXPANSION ALSO A LARGE OPPORTUNITY Zeta Is Well-Positioned To Capitalize On A Large, Growing, And Attractive Market Opportunity Derived from U.S. Census Bureau data and which we define as firms with over 1,500 employees Industries from US Census Bureau include Retail Trade, Transportation and Warehousing, Information, Finance and Insurance, Real Estate and Rental and Leasing, Professional, Scientific and Technical Services, Educational Services, Health Care and Social Assistance, Arts, Entertainment, and Recreation, Accommodation and Food Services 3.Derived from Company data for the year ended December 31, 2020 Number of large U.S. enterprises1 in industry verticals where Zeta maintains most relevance2 Average Revenue Per User (within $1M+ cohort)3 $3.8M ARPU X = ~$36B US TAM TOTAL ADDRESSABLE MARKET 9,558 COMPANIES

Introduce New Products Increase win rate for ‘Land’ and increase revenue from ‘Expand’ & “Extend’ Expand Sales Capacity and Partnership Ecosystem Capitalize on market opening with more resources selling Zeta solutions Accelerate International Growth Grow in-market and increase penetration of markets for global customers Increase Penetration of Opportunity Explorer Leverage Freemium offering to expand platform implementation ARPU Expansion A 10x opportunity to expand ARPU for 100K+ scaled customers Multiple Drivers To Accelerate Growth GROWTH DRIVERS FLYWHEEL EFFECT SCALE & REACH SALES ACCELERATOR INNOVATION ENGINE PROVEN PLAYBOOK GROWTH CATALYSTS

2Q’21 Performance

2Q21 Financial Results Overview



David Steinberg
Chief Executive Officer
Co-Founder, Chairman



Chris Greiner
Chief Financial Officer

2Q21 FINANCIAL RESULTS

We continued our strong momentum, increasing revenue growth rates from 25% in the first quarter to 39% in the second quarter. Revenue growth translated to powerful operating leverage, with Adj. EBITDA growing 106% YTY and 350 bps YTY in Adj. EBITDA margin[1].

2Q21 BROAD BASED STRENGTH

We saw strong double-digit growth across a diverse spectrum of the business. In total, we added >30 new logos in 2Q21 with scaled customers (>$100K TTM Rev) increasing from 333 in 1Q21 to 343 in 2Q21. Scaled customer ARPU was up 44% YTY. Revenue generated Direct on the ZMP increased from 74% to 77% in 2Q21, highlighted by strong Omnichannel growth with CTV up ~500%. Total 2Q21 revenue growth of 39% was contributed evenly by new (20.3pts) and existing (18.3pts) customers, with record Zeta NRR.

FULL YEAR 2021 GUIDANCE

With the first half off to such a strong start and strong revenue predictability, we improved our outlook in revenue and Adj. EBITDA. We are guiding revenue of $432M to $436M, up 22% to 24% YTY excluding last year's one-time Presidential Cycle revenue. We are guiding Adj. EBITDA to $55.5M to $57.5M, up 43% YTY at the midpoint.

ZETA

1. Adjusted EBITDA, Adjusted EBITDA Margin are non-GAAP metrics, see reconciliation in Appendix.

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A Combination Of Unique Data Assets And A Scalable Business Model Has Resulted In Significant Business Momentum

SCALABLE BUSINESS MODEL…

39%	$107M in 2Q'21 Revenue vs. $77M in 2Q'20
$11M	2Q'21 Adj. EBITDA[1] growth of 106% YTY
HIGHLY PREDICTABLE	Visibility from recurring and re-occurring revenue
343	Scaled Customers[2] who generate >$100K Revenue on a TTM basis in 2Q'21
OMNICHANNEL GROWTH	Double Digit YTY Growth in Messaging, CTV, Display/Video and Other Digital Channels

+

WITH SIGNIFICANT MOMENTUM…

BALANCED GROWTH	Of the 39% YTY Growth in 2Q'21 20.3 Pts New Customer Growth 18.3 Pts Existing Customer Growth
11%, +350 BPS	Adj. EBITDA Margin[1] and expansion YTY
$299K, +44%	2Q'21 Scaled Customer[2] ARPU and YTY Growth Over $100K
SALES FACTORIES	YTY pipeline growth Strong sales velocity Increasing seller tenure
DIVERSE INDUSTRY GROWTH	Double Digit YTY revenue growth in 12 out of 15 industry verticals

=

POISED TO ACCELERATE

23%	FY'21 Revenue growth guidance excl. FY20 Presidential Cycle Revenue[4]
$56.5M	+43% YTY; FY'21 Adj. EBITDA[1] guidance at the midpoint, 13% Adj. EBITDA Margin[1] up 225 BPS YTY
77%	2Q'21 % of Revenue generated directly on the ZMP, up from 74% in 1Q'21 and 68% FY'20
122%	Net Revenue Retention Rate[3]
95%, 1.5	% of Scaled Customers using only 1 of 3 use cases in 2Q'21 Number of channels used per Scaled Customer in 2Q TTM (2019: 1.2, 2020: 1.4)

1. Adjusted EBITDA, Adjusted EBITDA Margin are non-GAAP metrics, see reconciliation in Appendix.
2. We define scaled customers as customers from which we generate more than $100,000 of revenue on a trailing twelve-month (TTM) basis.
3. NRR as of Year End 2020. We calculate our NRR rate by dividing current year revenue earned from customers from which we also earned revenue in the prior year, by the prior year revenue from those same customers.
4. FY21 Revenue growth as projected is 18% based on midpoint guidance

ZETA 12

Scaled Customers With Greater Than $1M In Annual Revenue Have An ARPU Of $3.8M And Reflect The Opportunity To Rapidly Grow Revenue ($ in ’000s, unless otherwise noted) Cohort assigned based on annual revenue achieved in 2020. Revenue per Customer (Existing Clients + 2020 Cohorts) 68 Customers 268 Customers 2020 2020 >10x OPPORTUNITY TO EXPAND ARPU $100K to $1M Greater than $1M INCREASED UTILIZATION MORE USE CASES CHANNEL EXPANSION

The Longer Our Customers Stay With Us, The Bigger They Become 41 Customers 93 Customers 59 Customers 143 Customers Note: Cohort as of 12/31/20 We can increase ARPU in several ways: Our platform can personalize more experiences Our customers can expand use cases Our customers can add more channels Scaled Customer Count and ARPU

Increased Direct Platform Revenue Mix Leads to Improved Operating Leverage

Continued Increase in Direct Platform Revenue Mix


2Q'21
77%
1Q'21
74%
FY'20
68%

Revenue Model[1]

DIRECT PLATFORM

Revenue generated by the ZMP comprised of subscription software and utilization fees generated by channels owned and operated by Zeta, resulting in stronger operating leverage.

INTEGRATED PLATFORM

Revenue generated from 3rd party partner platforms integrated into the ZMP via indirect channels (e.g. Facebook, Google).

ZETA

1. Revenue as of 6/30/21. FY'20 Mix was 68% Direct Platform, 32% Integrated Platform. Professional fees are not material. ~2% of total Revenue.

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2Q'21 Business Highlights

ANNOUNCED STRATEGIC ALLIANCE WITH DUN & BRADSTREET

DNB contracts with Zeta for multi-year licensing of the ZMP. This launch is the industry's first combined consumer and business data cloud for "Business to Person" marketing, opening up B2B and SMB opportunities.

CONTINUED STRONG PRODUCT INNOVATION

Increased sophistication of CTV offering with CTV Genre and Content Targeting; created a faster, more automated path to campaign activation through "low code onboarding".

DELIVERED NOTABLE CUSTOMER WINS AND INCREASED SCALED CUSTOMER COUNT BY 3% QTQ

Key customer wins include displacing a major competitor at a top retailer and standing up a world-class CDP in a matter of days for a leading travel and hospitality company.

GREW SCALE OF ZETA'S IDENTITY GRAPH

Expanded from 500M to 515M+ individuals globally and from 220M to 225M+ individuals in the U.S.

RELEASED TOTAL ECONOMIC IMPACT STUDY WITH FORRESTER

Report revealed 50% higher customer acquisition effectiveness and accelerated revenue among interviewed ZMP customers that activate the company's proprietary data.

HIRED COMPANY'S FIRST EVER CHIEF MARKETING OFFICER

Added Crystal Eastman, previously with The Trade Desk and American Express, to scale up and drive more growth efforts.

ZETA

2021 Guidance

3Q’21 Revenue Guidance FY’21 Revenue Guidance 3Q’20 Revenue 3Q’20 Presidential Cycle Revenue 3Q’20 Normalized Revenue 3Q’21 Revenue Guidance FY’20 Revenue FY’20 Presidential Cycle Revenue FY’20 Normalized Revenue FY’21 Revenue Guidance 17% to 20% Growth 22% to 24% Growth Accelerating Toward Long-Term Target of 25%+ YTY Growth $108M-$111M $432M-$436M Work performed by Zeta specific to the 2020 US Presidential election that does not repeat in 2021 3Q20: $3M 4Q20: $12M

2021 Guidance Reflects Increased Revenue Visibility and Momentum On Growth Driver Execution

	3Q'21 Guidance	FY'21 Guidance	Long-Term Targets[1]
Revenue	$108M - $111M	$432M - $436M	Greater than 25%
% Growth YTY[2]	13% - 16%	17% - 19%	YTY Revenue Growth
Excl. Presidential Cycle % Growth YTY	17% - 20%	22% - 24%	
Adj. EBITDA[3]	$13M - $13.5M	$55.5M - $57.5M	
% Growth YTY	6% - 10%	40% - 45%	
Adj. EBITDA Margin[3]	11.7% - 12.5%	12.7% - 13.3%	At least 20%
BPS Change	(118 BPS) – (39 BPS)	197 BPS – 255 BPS	Adj. EBITDA Margins

1. These are not projections; they are goals/targets and are forward-looking, subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary, and those variations may be material.. Nothing in this presentation should be regarded as a representation by any person that these goals/targets will be achieved, and the Company undertakes no duty to update its goals.
2. Revenue Growth compared to equivalent prior period.
3. We calculate forward-looking non-GAAP Adjusted EBITDA and Adjusted EBITDA margin based on internal forecasts that omit certain amounts that would be included in forward-looking GAAP net income (loss). We do not attempt to provide a reconciliation of forward-looking non-GAAP Adjusted EBITDA and Adjusted EBITDA margin guidance to forward looking GAAP net income (loss) because forecasting the timing or amount of items that have not yet occurred and are out of our control is inherently uncertain and unavailable without unreasonable efforts. Further, we believe that such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.

ZETA 19

Large and growing addressable market of $36Bn 1 Omnichannel activation technology enables leading marketers across all industries to deliver high-quality consumer experiences across all digital channels 2 360-degree customer insight powered by industry’s largest opted in consumer database predicts intent 3 1H FY21 performance and increased FY21 guidance demonstrate sustained momentum toward long-term financial targets 4 Multiple drivers of long-term organic growth 5 6 Comprehensive fully-integrated, purpose-built, AI-driven platform supplants multiple point solutions Investment Highlights

Appendix

Bridge To Adjusted EBITDA And Adjusted EBITDA Margin 2Q’2021 2Q’2020 Net loss  ($94,922) ($15,054) Interest expense 1,402 4,382 Depreciation and amortization 11,235 10,497 Stock based compensation 119,270  27 IPO related expense 2,705 - Gain on extinguishment of debt (10,000) - Income tax provision / (benefit) 584 396 Acquisition related expenses 329 1,156 Restructuring expenses 150 498 Change in fair value of derivatives (18,600) 4,100 Other (income) / expense (749) (471) Adjusted EBITDA $11,404 $5,531 Adjusted EBITDA Margin % 11% 7%

Bridge To Adjusted EBITDA And Adjusted EBITDA Margin H1’2021 H1’2020 Net loss ($119,296) ($31,434) Interest expense 4,363 8,725 Depreciation and amortization 21,352 20,038 Stock based compensation 119,270 53 IPO related expense 2,705 -  Gain on extinguishment of debt (10,000) -  Income tax provision / (benefit) (993) 1,018 Acquisition related expenses 1,036 3,091 Restructuring expenses 437 1,691 Change in fair value of derivatives 5,000 6,700 Other (income) / expense 535 (358) Adjusted EBITDA $24,409  $9,524 Adjusted EBITDA Margin % 12% 6%

2Q 2021 and 2020 P&L Bridge

For the three months ended June 30, 2021

	As Reported	Stock Based Comp.	One-time IPO Expenses	One-time Other Items	Depr. & Amort.	As Adjusted
Revenues	$106,896	$-	$-	$-	$-	$106,896
Operating expenses:						
Cost of revenues (excluding depreciation and amortization)	42,212	(266)	-	-	-	41,946
General and administrative expenses	65,907	(42,625)	(1,461)	-	-	21,820
Selling and marketing expenses	82,845	(59,512)	(845)	-	-	22,488
Research and development expenses	26,503	(16,867)	(399)	-	-	9,237
Depreciation and amortization	11,235	-	-	-	(11,235)	-
Acquisition related expenses	329	-	-	(329)	-	-
Restructuring expenses	150	-	-	(150)	-	-
Total operating expenses	$229,181	($119,270)	($2,705)	($479)	($11,235)	$95,492
Operating loss	($122,285)	$119,270	$2,705	$479	$11,235	$11,404
Interest expense	1,402	-	-	-	-	1,402
Other (incomes) / expenses	(749)	-	-	-	-	(749)
Gain on extinguishment of debt	(10,000)	-	-	-	-	(10,000)
Change in fair value of warrants and derivative liabilities	(18,600)	-	-	-	-	(18,600)
Stock based compensation	-	119,270	-	-	-	119,270
One-Time IPO Expenses	-	-	2,705	479	-	3,184
Depreciation and amortization	-	-	-	-	11,235	11,235
Total other expenses	($27,947)	$119,270	$2,705	$479	$11,235	($27,947)
Loss before income taxes	(94,338)	-	-	-	-	(94,338)
Income tax provision	584	-	-	-	-	584
Net loss	($94,922)	$-	$-	$-	$-	($94,922)

For the three months ended June 30, 2020

	As Reported	Stock Based Comp.	One-time IPO Expenses	One-time Other Items	Depr. & Amort.	As Adjusted
Revenues	$77,130	$-	$-	$-	$-	$77,130
Operating expenses:						
Cost of revenues (excluding depreciation and amortization)	29,296	-	-	-	-	29,296
General and administrative expenses	17,327	(27)	-	-	-	17,300
Selling and marketing expenses	16,842	-	-	-	-	16,842
Research and development expenses	8,161	-	-	-	-	8,161
Depreciation and amortization	10,497	-	-	-	(10,497)	-
Acquisition related expenses	1,156	-	-	(1,156)	-	-
Restructuring expenses	498	-	-	(498)	-	-
Total operating expenses	$83,777	($27)	$-	($1,654)	($10,497)	$71,599
Operating loss	($6,647)	$27	$-	$1,654	$10,497	$5,531
Interest expense	4,382	-	-	-	-	4,382
Other (incomes) / expenses	(471)	-	-	-	-	(471)
Gain on extinguishment of debt	-	-	-	-	-	-
Change in fair value of warrants and derivative liabilities	4,100	-	-	-	-	4,100
Stock based compensation	-	27	-	-	-	27
One-Time IPO Expenses	-	-	-	1,654	-	1,654
Depreciation and amortization	-	-	-	-	10,497	10,497
Total other expenses	$8,011	$27	$-	$1,654	$10,497	$8,011
Loss before income taxes	(14,658)	-	-	-	-	(14,658)
Income tax provision	396	-	-	-	-	396
Net loss	($15,054)	$-	$-	$-	$-	($15,054)

ZETA

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2Q 2021 and 2020 Cash Flow 2Q’2021 2Q’2020 Incr./(Decr.) Cash flows from operating activities: Net loss ($94,922) ($15,054) ($79,868) Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 11,235 10,497 738 Stock-based compensation 119,270 27 119,243 Gain on debt extinguishment (10,000) - (10,000) Change in fair value of warrant and derivative liabilities (18,600) 4,100 (22,700) Deferred income taxes & others, net (443) 1,309 (1,752) Change in non-cash working capital (net of effect of acquisitions): - Accounts receivable (2,915) (78) (2,837) Prepaid expenses & other current/non-current assets 3,563 479 3,084 Accounts payable (4,287) 3,299 (7,586) Accrued expenses and other current liabilities 5,161 727 4,434 Deferred revenue & other non-current liabilities (471) 993 (1,464) Net cash provided by operating activities $7,591 $6,299 $1,292 Cash flows from investing activities: Purchases of property and equipment (4,177) (104) (4,073) Website and software development costs (5,088) (5,524) 436 Net cash used for investing activities ($9,265) ($5,628) ($3,637) Cash flows from financing activities: Cash paid for acquisition related liabilities - (368) 368 Proceeds from Paycheck Protection Program Loan - 10,000 (10,000) Proceeds from IPO, net of issuance cost 127,363 - 127,363 Repurchase of RSAs and RSUs (64,130) - (64,130) Exercise of warrants 41 - 41 Net cash (used for) / provided by financing activities $63,274 $9,632 $53,642 Effect of exchange rate changes on cash and cash equivalents (135) (29) (106) Net increase / (decrease) in cash and cash equivalents, including restricted cash 61,465 10,274 51,191 Cash and cash equivalents and restricted cash, beginning of period 52,103 30,408 21,695 Cash and cash equivalents and restricted cash, end of period $113,568 $40,682 $72,886